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                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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                  Date of Earliest Event Reported: May 26, 1998


                                 PENTACON, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                                 001-13931                                     76-0531585
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)

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                          9821 Katy Freeway, Suite 500
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 464-7770


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ITEM 5.  OTHER EVENTS

         On May 26, 1998, Pentacon, Inc. (the "Company") issued a press release announcing that (i) it had signed letters of intent to acquire two fastener distribution companies and (ii) it had closed on the acquisition of Pace
Products, Inc. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated May 26, 1998.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PENTACON, INC.




                                          By:      /s/  Bruce M. Taten
                                               --------------------------------
                                                  Bruce M. Taten
                                                  Senior Vice President and
                                                  General Counsel


Date:  June 9, 1998





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